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                            INTERACTIVE NETWORK, INC.
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NEWS RELEASE                                FOR IMMEDIATE RELEASE
                                            ---------------------

                                            For further information, call:

                                            Robert Hesse
                                            Interactive Network Independent
                                              Shareholders Committee
                                            (201) 567-4415

                                            Alan Miller
                                            Innisfree M&A Incorporated
                                            (212) 750-5833

          Shareholder Committee calls upon Interactive Network ("INNN") to defer shareholder vote on exclusive patent transfer

TENAFLY, NEW JERSEY(June 22, 2000)--The Interactive Network Independent Shareholders Committee today called upon Interactive Network, Inc. (OTC BB:
INNN) to postpone the shareholder vote on Proposal #3, the proposal to approve the grant to TWIN Entertainment, Inc. of an "exclusive" license to use INNN's intellectual property, at INNN's upcoming Annual Meeting of Shareholders, scheduled for June 30, 2000.

The Committee noted that INNN's Board and management have disclosed no fairness opinion in connection with the grant of the exclusive license to Twin Entertainment. The Committee is requesting that INNN retain an investment banking firm or other qualified experts to provide INNN's shareholders with such an opinion and to otherwise provide such additional information as may be necessary to enable the shareholders to make an informed decision on this exclusive transfer of intellectual property.

The Committee was formed in an effort to add depth and additional expertise to the Company's Board of Directors and to improve INNN's management. The Committee is currently waging a proxy contest, seeking to increase the size of INNN's Board to allow for the election of the Committee's five experienced nominees.

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